
Name
All entities are 100% owned by RAI                          State of     Date Created/
or by a Subsidiary of RAI                                   Incorp.       Acquired (A)            EIN




RESOURCE AMERICA, INC.                                         DE           1966 (1)           72-0654145













    ENERGY & ENERGY FINANCE
       Atlas Energy Holdings, Inc.                             DE          9/27/2000           51-0403866





           Atlas America, Inc.                                 DE          9/27/2000           51-0404430











               Atlas America, Inc.                             PA          6/29/1998           23-2977199











               AIC, Inc.                                       DE             1995             51-0367948






                   Anthem Securities, Inc.                     PA             1996             25-1803726



                   Atlas Energy Corporation                    OH             1973             25-1243697





(1) Formed as S.M.T.R. Corp. in 1966; subsequently renamed Resource Exploration, Inc.; subsequently renamed Resource America, Inc. in 1989.


Name
All entities are 100% owned by RAI
or by a Subsidiary of RAI                       Officers                                                     Board of Directors




RESOURCE AMERICA, INC.                          Edward E. Cohen, Chairman, President & CEO                   Edward E. Cohen
                                                Jonathan Z. Cohen, EVP & COO                                 Daniel G. Cohen
                                                Steven J. Kessler, SVP & CFO                                 Scott F. Schaeffer
                                                Freddie M. Kotek, SVP                                        Carlos C. Campbell
                                                Michael L. Staines, SVP                                      Andrew M. Lubin
                                                Alan F. Feldman, SVP                                         Alan D. Schreiber
                                                David E. Bloom, SVP                                          John S. White
                                                Michael S. Yecies, VP, CLO & Secretary                       P. Sherrill Neff
                                                Nancy J. McGurk, VP, CAO & Treasurer
                                                Pamela L. Schreiber, VP
                                                Frank P. Carolas, VP
                                                Jeffrey C. Simmons, VP
                                                Thomas C. Elliott, VP

    ENERGY & ENERGY FINANCE
       Atlas Energy Holdings, Inc.              Edward E. Cohen, Chairman                                    Edward E. Cohen
                                                Jonathan Z. Cohen, President                                 Jonathan Z. Cohen
                                                Steven J. Kessler, Vice President & Treasurer
                                                Michael S. Yecies, Secretary
                                                Darshan V. Patel, Asst. Secretary

           Atlas America, Inc.                  Edward E. Cohen, Chairman                                    Edward E. Cohen
                                                Jonathan Z. Cohen, Vice Chairman                             Jonathan Z. Cohen
                                                Jeffrey C. Simmons, EVP                                      Freddie M. Kotek
                                                Frank P. Carolas, EVP                                        Jeffrey C. Simmons
                                                Michael L. Staines, SVP & Secretary                          Michael L. Staines
                                                Nancy J. McGurk, SVP, CFO, and CAO                           Frank P. Carolas
                                                Jack Hollander, SVP - Direct Participation Programs          John S. White
                                                Don Laughlin, VP - Drilling & Production                     JoAnne Bagnell
                                                Michael G. Hartzell, VP - Land
                                                Louis Tierno, Jr., Controller
                                                Michael S. Yecies, Asst. Secretary

               Atlas America, Inc.              Edward E. Cohen, Chairman                                    Edward E. Cohen
                                                Jonathan Z. Cohen, Vice Chairman                             Jonathan Z. Cohen
                                                Jeffrey C. Simmons, EVP                                      Michael L. Staines
                                                Frank P. Carolas, EVP                                        Freddie M. Kotek
                                                Michael L. Staines, SVP & Secretary                          Jeffrey C. Simmons
                                                Nancy J. McGurk, SVP, CFO, and CAO                           Frank P. Carolas
                                                Jack Hollander, SVP - Direct Participation Programs          John S. White
                                                Don Laughlin, VP - Drilling & Production                     JoAnne Bagnell
                                                Michael G. Hartzell, VP - Land
                                                Louis Tierno, Jr.,  Controller
                                                Michael S. Yecies, Asst. Secretary

               AIC, Inc.                        Jonathan Z. Cohen, President                                 Michael L. Staines
                                                Steven J. Kessler, SVP                                       Jeffrey C. Simmons
                                                Michael L. Staines, Secretary                                Jonathan Z. Cohen
                                                Louis Tierno Jr., Asst. Secretary                            Frank P. Carolas



                   Anthem Securities, Inc.      Darshan V. Patel,  President                                 Darshan V. Patel
                                                Karen Black, Vice President
                                                Justin Atkinson, Vice President

                   Atlas Energy Corporation     Jonathan Z. Cohen, President                                 Michael L. Staines
                                                Michael L. Staines, VP & Secretary                           Jeffrey C. Simmons
                                                Louis Tierno Jr., Asst. Secretary                            Frank P. Carolas
                                                Jeffrey C. Simmons, VP
                                                Frank P. Carolas, VP

(1) Formed as S.M.T.R. Corp. in 1966; subsequently renamed Resource Exploration, Inc.; subsequently renamed Resource America, Inc. in 1989.

Name
All entities are 100% owned by RAI                          State of     Date Created/
or by a Subsidiary of RAI                                   Incorp.       Acquired (A)            EIN


ENERGY & ENERGY FINANCE - (Continued)
                   Atlas Energy Group, Inc.                    OH             1973             25-1243696









                      AED Investments, Inc.                    DE             1995             51-0367949




                   Atlas Resources, Inc.                       PA             1979             25-1390937












                      ARD Investments, Inc.                    DE             1995             51-0367950




                   Pennsylvania Industrial Energy, Inc.        PA             1982             25-1713313






                   Atlas Information Management, LLC           PA             1998             25-1807156







Name
All entities are 100% owned by RAI
or by a Subsidiary of RAI                                 Officers                                              Board of Directors


ENERGY & ENERGY FINANCE - (Continued)
                   Atlas Energy Group, Inc.               Jonathan Z. Cohen, President                          Michael L. Staines
                                                          Steven J. Kessler, SVP                                Jeffrey C. Simmons
                                                          Michael L. Staines, SVP, & Secretary                  Frank P. Carolas
                                                          Frank P. Carolas, VP
                                                          Jeffrey C. Simmons, VP
                                                          Louis Tierno Jr., Asst. Secretary




                      AED Investments, Inc.               Freddie M. Kotek, President                           Michael L. Staines
                                                          Michael L. Staines, VP, Treasurer & Secretary         Jeffrey C. Simmons
                                                          Louis Tierno Jr., Asst. Secretary                     Frank P. Carolas


                   Atlas Resources, Inc.                  Freddie M. Kotek, Chairman, President & CEO           Michael L. Staines
                                                          Jeffrey C. Simmons, EVP                               Jeffrey C. Simmons
                                                          Frank P. Carolas, EVP                                 Frank P. Carolas
                                                          Michael L. Staines, SVP & Secretary                   Freddie M. Kotek
                                                          Nancy J. McGurk, SVP, CFO & CAO
                                                          Jack Hollander, SVP - Direct Participation Programs
                                                          Michael G. Hartzell, VP - Land
                                                          Donald R. Laughlin, VP - Drilling  & Completion
                                                          Louis Tierno Jr., Controller & Asst. Secretary
                                                          Darshan V. Patel, Chief Legal Officer
                                                          Marci F. Bleichmar, Director of Marketing


                      ARD Investments, Inc.               Freddie M. Kotek, President                           Michael L. Staines
                                                          Michael L. Staines, Vice President,
                                                            Secretary and Treasurer                             Jeffrey C. Simmons
                                                          Louis Tierno Jr., Asst. Secretary                     Frank P. Carolas


                   Pennsylvania Industrial Energy, Inc.   Frank P. Carolas, President                           Michael L. Staines
                                                          Michael L. Staines, VP & Secretary                    Jeffrey C. Simmons
                                                          Louis Tierno Jr., Asst. Secretary                     Frank P. Carolas
                                                          Jeffrey C. Simmons, VP



                   Atlas Information Management, LLC      Tony C. Banks, President                              Tony C. Banks
                                                          Michael S. Yecies, Secretary                          Jeffrey C. Simmons
                                                          AIC, Inc., Member                                     Frank P. Carolas






Name
All entities are 100% owned by RAI                          State of     Date Created/
or by a Subsidiary of RAI                                   Incorp.       Acquired (A)            EIN

ENERGY & ENERGY FINANCE - (Continued)
               Resource Energy, Inc.                           DE             1993             34-1749963








                   REI-NY, Inc.                                DE             1997             31-1561431






                   Resource Well Services, Inc.                DE             1993             34-1735319





               Viking Resources Corporation                    PA             1999             23-3011984
                                                                          8/31/99 (A)






                   RFI Holding Company, Inc.                   OH          2/13/1984           31-1092341
                   (formerly Rosemont Farm, Inc.
                     and Flying V Farm, Inc.)


                   Viking Investments, Inc.                    DE          11/10/1971          31-0807394


               Atlas Noble Corp.                               DE          10/3/2000           23-3058777









Name
All entities are 100% owned by RAI
or by a Subsidiary of RAI                               Officers                                                  Board of Directors

ENERGY & ENERGY FINANCE - (Continued)
               Resource Energy, Inc.                    Michael L. Staines, President & Secretary                 Michael L. Staines
                                                        Jeffrey C. Simmons, EVP                                   Jeffrey C. Simmons
                                                        Frank P. Carolas, EVP                                     Frank P. Carolas
                                                        Nancy J. McGurk, VP Finance & Treasurer                   Jonathan Z. Cohen
                                                        Michael S. Yecies, Asst. Secretary




                   REI-NY, Inc.                         Jeffrey C. Simmons, President                             Michael L. Staines
                                                        Frank P.Carolas, VP                                       Jeffrey C. Simmons
                                                        Michael L. Staines, VP & Asst. Secretary                  Frank P. Carolas
                                                        Nancy J. McGurk, Secretary                                Nancy J. McGurk



                   Resource Well Services, Inc.         Jeffrey C. Simmons, President                             Michael L. Staines
                                                        Frank P. Carolas, VP                                      Jeffrey C. Simmons
                                                        Nancy J. McGurk, Secretary & Treasurer                    Frank P. Carolas
                                                        Louis Tierno Jr., Controller                              Nancy J. McGurk


               Viking Resources Corporation             Jonathan Z. Cohen, Chairman                               Michael L. Staines
                                                        Michael L. Staines, President & Secretary                 Jeffrey C. Simmons
                                                        Nancy J. McGurk, VP & CFO                                 Frank P. Carolas
                                                        Jeffrey C. Simmons, VP
                                                        Frank P. Carolas, VP
                                                        Louis Tierno Jr., Asst. Secretary
                                                        Darshan Patel, Asst. Secretary

                   RFI Holding Company, Inc.            Jonathan Z. Cohen, Chairman                               Jonathan Z. Cohen
                   (formerly Rosemont Farm, Inc.        Michael L. Staines, VP, Sec. & Treasurer                  Michael L. Staines
                     and Flying V Farm, Inc.)


                   Viking Investments, Inc.             Jonathan Z. Cohen, Chairman                               Jonathan Z. Cohen
                                                        Michael L. Staines, VP, Sec. & Treasurer                  Michael L. Staines

               Atlas Noble Corp.                        Jonathan Z. Cohen, Chairman                               Jonathan Z. Cohen
                                                        Michael L. Staines, President & Secretary                 Michael L. Staines
                                                        Jeffrey C. Simmons, EVP                                   Jeffrey C. Simmons
                                                        Frank P. Carolas, EVP                                     Frank P. Carolas
                                                        Nancy J. McGurk, Treasurer
                                                        Michael S. Yecies, Asst. Secretary





Name
All entities are 100% owned by RAI                          State of     Date Created/
or by a Subsidiary of RAI                                   Incorp.       Acquired (A)            EIN

PIPELINE OPERATIONS
    Atlas Pipeline Partners GP, LLC                            DE          11/18/1999          25-1848762








       Atlas Pipeline Partners, L.P.                           DE           5/6/1999           23-3011077

       Atlas Pipeline Operating Partnership, L.P.              DE          9/14/1999           23-3015646

               Atlas Pipeline New York, LLC                    PA          11/29/1999          25-1850095


               Atlas Pipeline Ohio, LLC                        PA          11/29/1999          25-1849435


               Atlas Pipeline Pennsylvania, LLC                PA          11/29/1999          25-1849453


ASSET MANAGEMENT
    Resource Financial Fund Management, Inc.                   DE          5/30/2002           04-3686974







    Trapeza Capital Management, LLC (2)                        DE          8/26/2002           11-3662347





    Trapeza Funding, LLC (2)                                   DE          3/25/2002           01-0667364





    Trapeza Funding II, LLC (2)                                DE          8/26/2002           11-3662350




 RAI Ventures, Inc.                                            DE           8/1/2000           23-3052654





 Resource Capital Partners, Inc.                               DE          8/23/2002           13-4214163





(2) 50% owned by Resource Financial Fund Management, Inc.

Name
All entities are 100% owned by RAI
or by a Subsidiary of RAI                         Officers                                            Board of Directors


PIPELINE OPERATIONS
    Atlas Pipeline Partners GP, LLC               Edward E. Cohen, Chairman                           Edward E. Cohen
                                                  Jonathan Z. Cohen, Vice Chairman                    Jonathan Z. Cohen
                                                  Michael L. Staines, President, COO and Secretary    Michael L. Staines
                                                  Jeffrey C. Simmons, VP                              Tony C. Banks
                                                  Frank P. Carolas, VP                                George C. Beyer, Jr.
                                                  Nancy J. McGurk, CAO                                William R. Bagnell
                                                  Louis Tierno Jr., Controller                        Murray S. Levin
                                                  Michael S. Yecies, Asst. Sec.

       Atlas Pipeline Partners, L.P.

       Atlas Pipeline Operating Partnership, L.P.

               Atlas Pipeline New York, LLC                                                           Atlas Pipeline Operating
                                                                                                      Partnership, L.P. Sole Member

               Atlas Pipeline Ohio, LLC                                                               Atlas Pipeline Operating
                                                                                                      Partnership, L.P. Sole Member

               Atlas Pipeline Pennsylvania, LLC                                                       Atlas Pipeline Operating
                                                                                                      Partnership, L.P. Sole Member

ASSET MANAGEMENT
    Resource Financial Fund Management, Inc.      Jonathan Z. Cohen, President                        Jonathan Z. Cohen
                                                  Freddie M. Kotek, VP                                Freddie M. Kotek
                                                  Steve J. Kessler, VP & Treasurer                    Steven J. Kessler
                                                  Michael S. Yecies, Secretary
                                                  Darshan V. Patel, Asst. Sec.


                                                  Board of Managers:                                  RFFM, Inc. - 50% member
    Trapeza Capital Management, LLC (2)           Jonathan Z. Cohen                                   Financial Stocks, Inc. -
                                                  D. Gideon Cohen                                            50% member
                                                  Steven N. Stein
                                                  John N. Stein

                                                  Board of Managers:                                  RFFM, Inc. - 50% member
    Trapeza Funding, LLC (2)                      Jonathan Z. Cohen                                   Financial Stocks, Inc. -
                                                  D. Gideon Cohen                                            50% member
                                                  Steven N. Stein
                                                  John N. Stein

                                                  Board of Managers:                                  RFFM, Inc. - 50% member
    Trapeza Funding II, LLC (2)                   Jonathan Z. Cohen                                   Financial Stocks, Inc. -
                                                  D. Gideon Cohen                                            50% member
                                                  Steven N. Stein
                                                  John N. Stein

 RAI Ventures, Inc.                               Jonathan Z. Cohen, Chairman                         Jonathan Z. Cohen
                                                  Tony C. Banks, President                            Freddie M. Kotek
                                                  Freddie M. Kotek, VP                                Tony C. Banks
                                                  Michael S. Yecies, VP and Secretary


 Resource Capital Partners, Inc.                  David E. Bloom, President, Secretary and Treasurer  Jonathan Z. Cohen
                                                                                                      Freddie M. Kotek
                                                                                                      David E.Bloom



(2) 50% owned by Resource Financial Fund Management, Inc.


Name
All entities are 100% owned by RAI                          State of     Date Created/
or by a Subsidiary of RAI                                   Incorp.       Acquired (A)            EIN

EQUIPMENT LEASING

 Resource Leasing, Inc.                                        DE             1995             51-0367697





    FLI Holdings, Inc.                                         DE          2/22/2000           51-0397288




    LEAF Financial Corp.                                       DE             1983             51-0269559
    (changed name from FLPM, Inc. on 12/31/01)
    (Fidelity Leasing Corp. changed name to
    FL Partnership
    Management, Inc. on 2/23/96)





       LEAF Capital Management, Inc.                           DE          1/31/2002           73-1632247





       LEAF Asset Management, Inc.                             DE          1/31/2002           75-3019975
       (changed name from LEAF Partnership
       Management, Inc. on 2/25/02)





           Lease Equity Appreciation Fund I, L.P.              DE          1/31/2002           68-0492247






Name
All entities are 100% owned by RAI
or by a Subsidiary of RAI                          Officers                                       Board of Directors


EQUIPMENT LEASING

 Resource Leasing, Inc.                            Freddie M. Kotek, President                    Freddie M. Kotek
                                                   Jonathan Z. Cohen, VP                          Jonathan Z. Cohen
                                                   Michael L. Staines, Secretary & Treasurer      Michael L. Staines
                                                   Michael S. Yecies, Asst. Secretary


    FLI Holdings, Inc.                             Freddie M. Kotek, President                    Freddie M. Kotek
                                                   Jonathan Z. Cohen, VP                          Jonathan Z. Cohen
                                                   Michael L. Staines, Secretary & Treasurer      Michael L. Staines
                                                   Michael S. Yecies, Asst. Secretary

    LEAF Financial Corp.                           Crit S. DeMent, Chairman, CEO                  Crit S. DeMent
    (changed name from FLPM, Inc. on 12/31/01)     Miles Herman, President & COO                  Edward E. Cohen
    (Fidelity Leasing Corp. changed name to        Marianne Schuster, VP - Accounting             Jonathan Z. Cohen
    FL Partnership
    Management, Inc. on 2/23/96)                   Darshan V. Patel, General Counsel & Secretary  Freddie M. Kotek
                                                   Nicholas Capparelli - VP - Sales               Miles Herman
                                                   Sherryl Hughes - VP - Credit                   Carlos Campbell
                                                   Thomas McGarrell - VP- Investor Marketing      Linda Richardson


       LEAF Capital Management, Inc.               Crit S. DeMent, President & Chairman           Crit S. DeMent
                                                   Nicholas Capparelli, VP - Sales                Freddie M. Kotek
                                                   Miles Herman, VP - Operations & Secretary      Miles Herman
                                                   Tom Elliott, VP Finance                        Jonathan Z. Cohen
                                                   Marianne Schuster, VP, Controller & Treasurer

       LEAF Asset Management, Inc.                 Crit S. DeMent, Chairman                       Crit S. DeMent
       (changed name from LEAF Partnership         Freddie M. Kotek, Vice Chairman                Freddie  M. Kotek
       Management, Inc. on 2/25/02)                Miles Herman, President & COO                  Jonathan Z. Cohen
                                                   C. Rogers Childs, CIO                          Miles Herman
                                                   Thomas C. Elliott, VP - Finance                Darshan V. Patel
                                                   Marianne Schuster, CFO & Treasurer
                                                   Darshan  V. Patel, General Counsel,
                                                        CCO & Secretary

           Lease Equity Appreciation Fund I, L.P.                                                 LEAF Asset Management, Inc. is
                                                                                                    sole general partner





Name
All entities are 100% owned by RAI                          State of     Date Created/
or by a Subsidiary of RAI                                   Incorp.       Acquired (A)            EIN

REAL ESTATE FINANCE
 Resource Properties, Inc.                                    DE               1993             23-2720234








       Resource Properties II, Inc.                           DE               1992             23-2691634
       Resource Properties IV, Inc. (3)                       DE               1992             23-2746778
       Resource Properties VI, Inc.                           DE               1993             23-2720144
       Resource Properties VIII, Inc.                         DE               1993             23-2746781
       Resource Properties XII, Inc.                          DE               1994             51-0365087
       Resource Properties XIV, Inc.                          DE               1994             51-0365089
       Resource Properties XV, Inc.                           DE               1994             51-0365091
       Resource Properties XVII, Inc.                         DE               1995             23-2836316
       Resource Properties XVIII, Inc.                        DE               1995             23-2836317
       Resource Properties XX, Inc.                           DE               1995             23-2836319
       Resource Properties XXII, Inc.                         DE               1996             51-0374874
       Resource Properties XXIII, Inc.                        DE               1996             51-0374875
       Resource Properties XXIV, Inc.                         DE               1996             51-0374876
       Resource Properties XXV, Inc.                          DE               1996             51-0374877
       Resource Properties XXVI, Inc.                         DE               1996             52-2005749
       Resource Properties XXVII, Inc.                        DE               1996             52-2005752
       Resource Properties XXVIII, Inc.                       DE               1996             51-0374878
       Resource Properties XXIX, Inc.                         DE               1996             51-0374879
       Resource Properties XXX, Inc.                          DE               1996             51-0374880
       Resource Properties XXXI, Inc.                         DE               1994             51-0365095
       Resource Properties XXXII, Inc.                        DE               1993             52-2048719
       Resource Properties XXXIII, Inc.                       DE               1997             52-2048721
       Resource Properties XXXIV, Inc.                        DE               1997             52-2048722
       Resource Properties XXXV, Inc.                         DE               1997             52-2048723
       Resource Properties XXXVI, Inc.                        DE               1997             52-2048726
       Resource Properties XXXVIII, Inc.                      DE               1997             52-2048730
       Resource Properties XL, Inc.                           DE               1997             52-2048733
       Resource Properties XLI, Inc.                          DE               1997             23-2929392
       Resource Properties XLII, Inc.                         DE               1997             23-2929390
       Resource Properties XLIV, Inc.                         DE               1997             23-2929382
       Resource Properties XLVI, Inc.                         DE               1998             23-2929377
       Resource Properties XLVII, Inc.                        DE               1998             23-2972692
       Resource Properties XLIX, Inc.                         DE               1998             23-2953181
       Resource Properties 50, Inc.                           DE               1998             23-3015612
       Resource Properties 51, Inc. (4)                       DE               1998             23-2966221
       Resource Properties 52, Inc.                           DE               1998             23-2980334
       Resource Properties 53, Inc. (5)                       DE               1998             23-2980335
       Resource Properties 54, Inc.                           DE               1998             23-2980336








(3) Property sold and loan satisfied
(4) Loan sold
(5) Loan satisfied

The Resource Properties subsidiaries with the following roman numerals have been dissolved: III, V, VII, IX, X, XI, XIII, XIX, XXI, XXXIX, and XLVIII. Resource
Properties Inc. no longer owns the following entities: XVI; XXXVII; XLIII; and XLV.


Name
All entities are 100% owned by RAI
or by a Subsidiary of RAI                          Officers                                   Board of Directors

REAL ESTATE FINANCE
 Resource Properties, Inc.                         Edward E. Cohen, Chairman                  Edward E. Cohen
                                                   Jonathan Z. Cohen, Vice Chairman           Jonathan Z. Cohen
                                                   Alan F. Feldman, President                 Alan F. Feldman
                                                   Freddie M. Kotek, SVP                      Steven J. Kessler
                                                   Steven J. Kessler, SVP and Treasurer       Freddie M. Kotek
                                                   Michael S. Yecies, Secretary
                                                   Rebecca Lucas, VP and Asst. Secretary
                                                   Victor Wang, VP

       Resource Properties II, Inc.                "                                          " but not Edward E. Cohen
       Resource Properties IV, Inc. (3)            "                                          "
       Resource Properties VI, Inc.                "                                          "
       Resource Properties VIII, Inc.              "                                          "
       Resource Properties XII, Inc.               "                                          "
       Resource Properties XIV, Inc.               "                                          "
       Resource Properties XV, Inc.                "                                          "
       Resource Properties XVII, Inc.              "                                          "
       Resource Properties XVIII, Inc.             "                                          "
       Resource Properties XX, Inc.                "                                          "
       Resource Properties XXII, Inc.              "                                          "
       Resource Properties XXIII, Inc.             "                                          "
       Resource Properties XXIV, Inc.              "                                          "
       Resource Properties XXV, Inc.               "                                          "
       Resource Properties XXVI, Inc.              "                                          "
       Resource Properties XXVII, Inc.             "                                          "
       Resource Properties XXVIII, Inc.            "                                          "  & Spencer M. Wertheimer
       Resource Properties XXIX, Inc.              "                                          "  & Spencer M. Wertheimer
       Resource Properties XXX, Inc.               "                                          "
       Resource Properties XXXI, Inc.              "                                          "
       Resource Properties XXXII, Inc.             "                                          "
       Resource Properties XXXIII, Inc.            "                                          "
       Resource Properties XXXIV, Inc.             "                                          "
       Resource Properties XXXV, Inc.              "                                          "
       Resource Properties XXXVI, Inc.             "                                          "
       Resource Properties XXXVIII, Inc.           "                                          "
       Resource Properties XL, Inc.                "                                          "
       Resource Properties XLI, Inc.               "                                          "
       Resource Properties XLII, Inc.              "                                          "
       Resource Properties XLIV, Inc.              "                                          " but not Edward E. Cohen
       Resource Properties XLVI, Inc.              "                                          "
       Resource Properties XLVII, Inc.             "                                          "
       Resource Properties XLIX, Inc.              "                                          " & Bonnie S. Milavec
       Resource Properties 50, Inc.                "                                          "
       Resource Properties 51, Inc. (4)            "                                          "
       Resource Properties 52, Inc.                "                                          "
       Resource Properties 53, Inc. (5)            "                                          "
       Resource Properties 54, Inc.                "                                          " & Lawrence H. Dalsemer








(3) Property sold and loan satisfied
(4) Loan sold
(5) Loan satisfied

The Resource Properties subsidiaries with the following roman numerals have been dissolved: III, V, VII, IX, X, XI, XIII, XIX, XXI, XXXIX, and XLVIII. Resource
Properties Inc. no longer owns the following entities: XVI; XXXVII; XLIII; and XLV.


Name
All entities are 100% owned by RAI                          State of     Date Created/
or by a Subsidiary of RAI                                   Incorp.       Acquired (A)            EIN

       ABB Associates I, Inc. (6)                             DE               1998             23-2980332



       ABB Associates II, Inc. (6)                            DE               1998             23-2980333

       CP/GP, Inc. (7)                                        PA               1997             23-2936954









       Chesterfield Mortgage Investors, Inc.                  DE               1998             23-2990541
       ES GP, Inc.                                            DE               1998             23-2953583
       F.M. Sheridan Land, Inc. (8)                           DE               1987             23-2484361
       RAI Financial, Inc.                                    DE               1994             51-0365093
       Resource Commercial Mortgages, Inc.                    DE               1996             52-2005750
       Resource Financial Services, Inc.                      DE               1996             23-2873436
       Resource Housing Investors I, Inc.                     DE               1997             23-2916186
       Resource Housing Investors II, Inc.                    DE               1997             23-2916188
       Resource Housing Investors III, Inc.                   DE               1997             23-2916190
       Resource Housing Investors IV, Inc.                    DE               1997             23-2916191
       Resource Programs, Inc.                                DE               1988             23-2544941
       Resource Rittenhouse, Inc.                             DE               2002             01-0691140
       WS Mortgage Acquisition Corporation                    DE               1997             23-2929368




Name
All entities are 100% owned by RAI
or by a Subsidiary of RAI                        Officers                                                Board of Directors


       ABB Associates I, Inc. (6)                Alan F. Feldman, President                              Alan F. Feldman
                                                 Howard Treatman, Chief Financial Officer & Treasurer    Howard Treatman
                                                 Rebecca Lucas, VP and Secretary
                                                 John Curry, Vice President
       ABB Associates II, Inc. (6)               "                                                       "

       CP/GP, Inc. (7)                           Edward E. Cohen, Chairman                               Edward E. Cohen
                                                 Jonathan Z. Cohen, Vice Chairman                        Jonanthan Z. Cohen
                                                 Alan F. Feldman, President                              Alan F. Feldman
                                                 Freddie M. Kotek, SVP                                   Steven J. Kessler
                                                 Steven J. Kessler, SVP and Treasurer                    Freddie M. Kotek
                                                 Michael S. Yecies, Secretary
                                                 Rebecca Lucas, VP and Asst. Secretary
                                                 Victor Wang, VP


       Chesterfield Mortgage Investors, Inc.     "                                                       "
       ES GP, Inc.                               "                                                       "
       F.M. Sheridan Land, Inc. (8)              "                                                       " but not Edward E. Cohen
       RAI Financial, Inc.                       "                                                       "
       Resource Commercial Mortgages, Inc.       "                                                       " & Spencer M. Wertheimer
       Resource Financial Services, Inc.         "                                                       "
       Resource Housing Investors I, Inc.        "                                                       "
       Resource Housing Investors II, Inc.       "                                                       "
       Resource Housing Investors III, Inc.      "                                                       "
       Resource Housing Investors IV, Inc.       "                                                       "
       Resource Programs, Inc.                   "                                                       "
       Resource Rittenhouse, Inc.                "                                                       "
       WS Mortgage Acquisition Corporation       "                                                       "





(6) 50% owned by Resource Properties, Inc.
(7) 96% owned by Resource Properties, Inc.
(8) 100% owned Resource Properties XLIV, Inc.